Exhibit 32.1

SECTION 906 CERTIFICATION

In connection with the Annual Report of GAINSCO, INC. (the “Company”) on Form 10-K for the period ending December 31, 2006 as filed with the Securities and Exchange Commission (the “Report”), I, Glenn W. Anderson, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Glenn W. Anderson
Glenn W. Anderson
President and Chief Executive Officer
April 2, 2007